Exhibit 10.6

RETURN TO:

Reid H. Harbin, Esq.

Harbin & Miller, LLC

3085 E. Shadowlawn Avenue

Atlanta, Georgia  30305

DEED TO SECURE DEBT AND SECURITY AGREEMENT

THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT (hereinafter referred to as this “Deed”) is made and entered into this 27th day of July, 2011, by and ERIN PROPERTY HOLDINGS, LLC, party of the first part, as grantor, whose address is 3050 Peachtree Road, NW, Suite 355, Two Buckhead Plaza, Atlanta, Georgia  30305 (hereinafter referred to as “Borrower”), and BANK OF ATLANTA, party of the second part, as grantee, whose address is 1970 Satellite Blvd., Duluth, Georgia  30097 (hereinafter referred to as “Lender”);

W I T N E S S E T H:

THAT FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the indebtedness and other obligations of Borrower hereinafter set forth, Borrower does hereby grant, bargain, sell, convey, assign, transfer, pledge and set over unto Lender and the successors, successors-in-title, and assigns of Lender all of the following described land and interests in land, estates, easements, rights, improvements, personal property, fixtures, equipment, furniture, furnishings, appliances and appurtenances (hereinafter referred to collectively as the “Premises”):

(a)           All those certain tracts, pieces or parcels of land more particularly described in Exhibit “A” (commonly known as 606 Simmons St., Dublin, Laurens County, Georgia 30121) attached hereto and by this reference made a part hereof (hereinafter referred to as the “Land”).

(b)           All of Borrower’s right, title and interest in and into all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, and all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, fire extinguishers and any other safety equipment required by governmental regulation or law, washers, dryers, water heaters, mirrors, mantels, air conditioning apparatus, refrigerating plants, refrigerators, cooking apparatus and appurtenances, window screens, awning and storm sashes, which are or shall be attached to said buildings, structures or improvements and all other furnishings, furniture, fixtures, machinery, equipment, appliances, vehicles (excluding Borrower’s personal automobiles, if any), building supplies and materials, books and records, chattels, farm products, consumer goods and personal property of every kind and nature whatsoever now or hereafter owned by Borrower and located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Premises, including all extensions, additions, improvements, betterments, after-acquired property, renewals, replacements and substitutions, or proceeds from a permitted sale of any of the foregoing, and all the right, title and interest of Borrower in any such furnishings, furniture, fixtures, machinery, equipment, appliances, vehicles and personal property subject to or covered by any prior security agreement, conditional sales contract, chattel mortgage or similar lien or claim, together with the benefit of any deposits or payments now or hereafter made by Borrower or on behalf of Borrower, to the extent assignable all tradenames, trademarks, servicemarks, logos and goodwill related thereto which in any way now or hereafter belong, relate or appertain to the Premises or any part thereof or are now or hereafter acquired by Borrower; and all equipment, fixtures, farm products and consumer goods constituting proceeds acquired with cash proceeds of any of the property described hereinabove, all of which are hereby declared and shall be deemed to be fixtures and accessions to the Land and a part of the Premises as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein described and to be secured by this Deed.  The location of the above described collateral is also the location of the Land.

(c)           All of Borrower’s right, title and interest in all; easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversion and reversions, remainder and remainders, whatsoever, in any way belonging, relating or appertaining to the Premises or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Borrower.

(d)           All income, rents, issues, profits and revenues of the Premises from time to time accruing (including without limitation all payments under leases or tenancies, proceeds of insurance, condemnation payments, tenant security deposits whether held by Borrower or in a trust account, and escrow funds), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Borrower of, in and to the same; reserving only the right to Borrower to collect expend, apply and otherwise deal with the same so long as Borrower is not in Default, as defined in 2.01 hereunder.

TO HAVE AND TO HOLD the Premises and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Lender and the successors and assigns of Lender, IN FEE SIMPLE forever; and Borrower covenants that Borrower is lawfully seized and possessed of the Premises as aforesaid, and has good right to convey the same, that the same are unencumbered except for those matters (hereinafter referred to as the “Permitted Encumbrances”) expressly set forth in Exhibit “B” attached hereto and by this reference made a part hereof, and that Borrower does warrant and will forever defend the title thereto against the claims of all person whomsoever, except as to the Permitted Encumbrances.

This Deed is intended to operate and is to be construed as a deed passing the title to the Premises to Lender and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage, and is given to secure the payment of the following described indebtedness (hereinafter referred to collectively as the “Indebtedness”):

(a)           The debt evidenced by that certain promissory note (hereinafter referred to as the “Note”) dated of even date herein, made by Borrower to the order of Lender in the principal face amount of Eight Hundred Thousand and No/100 Dollars ($800,000.00), with the final payment being due on or before July 27, 2036; together with any and all renewals, modifications, consolidations and extensions of the indebtedness evidenced by the Note;

(b)           Any and all additional advances made by Lender to protect or preserve the Premises or the security interest created hereby on the Premises, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Borrower’s obligations hereunder or for any other purpose provided herein (whether or not the original Borrower remains the owner of the Premises at the time of such advances).

Should the Indebtedness be paid according to the tenor and effect thereof when the same shall become due and payable, and should Borrower perform all covenants herein contained in a timely manner, then this Deed shall be canceled and surrendered.

Borrower hereby further covenants and agrees with Lender as follows:

ARTICLE I

1.01         Payment of Indebtedness.  Borrower and/or Borrower shall pay the Note according to the tenor thereof and the remainder of the Indebtedness promptly as the same shall become due.

1.02         Taxes, Liens and Other Charges.

(a)           Borrower, unless being contested in good faith, shall pay, on or before the due date thereof, all taxes, assessments, levies, license fees, permit fees and all other charges (in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen) of every character whatsoever (including all penalties and interest thereof) now or hereafter levied, assessed, confirmed or imposed on, or in respect of, or which may be a lien upon, the Premises, or any part thereof, or any estate, right or interest therein, or upon the rents, issues, income or profits thereof, and shall submit to Lender such evidence of the due and punctual payment of all such taxes, assessments and other fees and charges as Lender may require in writing.  Notwithstanding the above, the Borrower shall pay in full the above taxes, assessments, levies, fees and charges within sixty (60) days of delinquency.

(b)           Borrower, unless being contested in good faith, shall pay, on or before the due date thereof, all taxes, assessments, charges, expenses, costs and fees which may now or hereafter be levied upon, or assessed or charged against, or incurred in connection with, the Note, the other Indebtedness, this Deed or any other instrument now or hereafter evidencing, securing or otherwise relating to the Indebtedness, and shall submit to Lender such evidence of the due and punctual payment of all such taxes, assessments, charges, expenses, costs and fees as Lender may require in writing. Notwithstanding the above, the Borrower shall pay in full the above taxes, assessments, levies, fees and charges within sixty (60) days of delinquency.

(c)           Borrower shall pay, on or before the due date thereof: all premiums on policies of insurance covering, affecting or relating to the Premises, as required pursuant to Paragraph 1.03.  Borrower shall submit to Lender such evidence of the due and punctual payment of all such premiums, rentals and other sums as Lender may require in writing.

(d)           In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of deeds to secure debt or security agreements or debts secured thereby or the manner of collecting such taxes so as to adversely affect Lender, Borrower will pay any such tax on or before the due date thereof. If Borrower fails to make such prompt payment or if, in the opinion of Lender, any such state, federal, municipal, or other governmental law, order, rule or regulation prohibits Borrower from making such payment or would penalize Lender if Borrower makes such payment or if, in the opinion of Lender, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire balance of the Indebtedness and all interest accrued thereon shall, at the option of Lender, become immediately due and payable 90 days from such written notice from Lender.

1.03         Insurance.

Borrower agrees to keep the Premises insured against loss or damage by fire and other casualty with extended coverage and against any other risks or hazards which in the reasonable opinion of Lender should be insured against, and in any case against all risks which persons, engaged in the same business as is carried on at the Premises, customarily insure against, in an amount acceptable to Lender with endorsements for vandalism and malicious mischief.  Borrower shall also carry insurance against the risk of rental or business interruption at the Premises, in an amount reasonably acceptable to Lender, not to exceed 12 months.  All of such insurance shall be placed with a company or companies and in such form and with such endorsements as may be approved or required by Lender.  Loss under all such insurance shall be payable to Lender in accordance with this paragraph, and all such insurance policies shall be endorsed with a standard, non-contributory mortgagee’s clause in favor of Lender.  Borrower shall also carry public liability insurance, in such form, amount and with such companies as Lender may from time to time reasonably require, naming Lender as an additional insured.  The policy or policies evidencing all insurance referred to in this paragraph and receipts for the payments of premiums thereon shall be delivered to and held by Lender.  All such insurance policies shall contain a provision requiring at least ten (10) days notice to Lender prior to any cancellation or modification.  Borrower shall give Lender satisfactory evidence of renewal of all such policies with premiums paid at least thirty (30) days before expiration.  Borrower agrees to pay all premiums on such insurance as they become due, and will not permit any condition to exist on or with respect to the Premises which would wholly or partially invalidate any insurance thereon.  Lender shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any such insurance, incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurers, or payment of losses, and Borrower hereby expressly assumes full responsibility therefor and all liability, if any, thereunder.  Effective upon the acceleration of the indebtedness evidenced hereby, by reason of any default hereunder, all of Borrower’s right, title and interest in and to all such policies and any unearned premiums paid thereon are hereby assigned to Lender, who shall have the right, but not the obligation, to assign the same to any purchaser of the Premises at any judicial foreclosure sale or any sale pursuant to the power of sale created hereby.  The requirements of Borrower for insurance under the provisions of this paragraph may be modified or amended in whole or in part by Lender, in its reasonable discretion, and Borrower agrees, upon any expiration of any existing policy or policies of insurance, to provide a replacement policy or polices which shall meet such amended or modified insurance standards.  In the event of loss, Borrower shall give immediate written notice to the insurance carrier and Lender.  Borrower hereby authorizes Lender  to make proof of loss, to adjust and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender’s actual expenses incurred in the collection of such proceeds.  Borrower understands and agrees that the power of attorney hereby granted to Lender is a power coupled with an interest and is irrevocable until Lender’s interest hereunder is terminated by the payment and performance of all of Borrower’s obligations and indebtedness secured hereby.  Borrower further authorizes Lender, (a) to hold the balance of such proceeds to be used to reimburse Borrower for the costs of reconstruction or repair of the Premises as provided in Paragraph 1.05(a)(iii) below, or (b) to apply the balance of such proceeds to the payment of the sums secured by this Deed to Secure Debt and Security Agreement, whether or not then due, in accordance with the terms hereby.

1.04         Monthly Deposits.  Upon Default, at the option of Lender and further to secure the payment of the taxes and assessments referred to in Paragraph 1.02 and the premiums on the insurance referred to in Paragraph 1.03, Borrower shall deposit with Lender, on the due date of each installment under the Note, such amounts as, in the reasonable estimation of Lender, shall be necessary to pay such charges as they become due; said deposits to be held by Lender, free of interest, and free of any liens or claims on the part of creditors of Borrower and as part of the security of Lender, and to be used by Lender to pay current taxes and assessments and insurance premiums on the Premises as the same accrue and are payable.  Payment from said sums for said purposes shall be made by Lender in a timely fashion for any proper purpose.  Said deposits shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Lender.  If said deposits are insufficient to pay the taxes and assessments and insurance premiums in full as the same become payable, Borrower will deposit, upon written request, with Lender such additional sum or sums as may be required in order for Lender to pay such taxes and assessments and insurance premiums in full.  Upon any default in the provisions of this Deed or the Note, or any instrument evidencing, securing or in any way related to the Indebtedness, Lender may, at its option, apply any money in the fund resulting from said deposits to the payment of the Indebtedness in such manner as it may elect.

1.05         Condemnation. (a)               Immediately upon its obtaining knowledge of the institution or the threatened institution of any proceeding for the condemnation of the Premises or any part thereof, Borrower shall notify Lender of such fact.  Borrower shall then, if requested by Lender, file or defend its rights thereunder and prosecute same with due diligence to its final disposition and shall cause any awards or settlements to be paid over to Lender for disposition pursuant to the terms of this Deed to Secure Debt and Security Agreement.  Borrower may be the nominal party in such proceeding but Lender shall be entitled to participate in and to control same and to be represented therein by counsel of its own choice, and Borrower will deliver, or cause to be delivered, to Lender such instruments as may be requested by it from time to time to permit such participation.  If the Premises or any part thereof is taken or diminished in value, or if a consent settlement is entered, by or under threat of such proceeding, the award or settlement payable to Borrower by virtue of its interest in the Premises shall be, and by these presents is, assigned, transferred and set over unto Lender to be held by it, in trust, subject to the lien and security interest of this Deed to Secure Debt and Security Agreement, and disbursed as follows:

(i)            If (1) all of the Premises is taken, (2) so much of the Premises is taken, or the Premises is so diminished in value, that the remainder thereof cannot (in Lender’s reasonable judgment) continue to be operated profitably for the purpose for which it was being used immediately prior to such taking or diminution, (3) an event of default hereunder shall have occurred, or (4) the Premises is partially taken or diminished in value and (in Lender’s reasonable judgment) need not be rebuilt, restored or repaired in any manner, then in any such event the entirety of the sums so paid to Lender shall be applied by it in the order recited in subparagraph 1.05(b) hereinbelow; or

(ii)           If (1) only a portion of the Premises is taken and the portion remaining can (in Lender’s reasonable judgment), with rebuilding, restoration or repair, be profitably operated for the purpose for which it was being used immediately prior to such taking or diminution, and (2) none of the other facts recited in subparagraph 1.05(a)(i) hereinabove exists, Lender may elect, in its reasonable discretion, to require Borrower to repair, restore or rebuild the Premises to its condition existing immediately prior to such taking or diminution in value to the extent reasonably possible, in accordance with the provisions of Paragraph 1.05(a)(iii).

(iii)          In the event Lender elects to require repair, restoration or rebuilding as provided herein, Borrower shall deposit with Lender any funds which may be required for such repair, restoration or rebuilding in excess of the net funds received in respect of the taking or diminution in value or the net insurance proceeds received, which funds shall be deposited with Lender and held and disbursed by it, together with the net funds received in respect of the taking or diminution in value or the net insurance proceeds received, in accordance with usual practices of Lender or other Lenders making construction loans.  In the event Lender elects to require or permit the repair, restoration or rebuilding hereunder, within forty-five (45) days after notice to Borrower of such election Borrower shall deliver to Lender plans and specifications for such rebuilding, restoration or repair reasonably acceptable to Lender, which acceptance shall be evidenced by Lender’s written consent thereto, and Borrower shall thereafter commence the rebuilding, restoration or repair and complete same, all in substantial accordance with the plans and specifications and within six (6) months after the date of the damage or destruction.  In the event Lender elects to require rebuilding, restoration or repair hereunder and Borrower fails to comply with the requirements of this Deed to Secure Debt and Security Agreement with respect thereto, Lender may accelerate payment of the indebtedness secured hereby and demand immediate payment of all of such indebtedness, and may apply the net funds received in respect of the taking or diminution in value, or the net insurance proceeds received, to the payment of such indebtedness in the order provided herein.

(b)           All net proceeds received by Lender with respect to a taking or a diminution in value of the Premises, and all net insurance proceeds received in the event of an insured casualty, in the event such proceeds are to be applied to the indebtedness secured hereby in accordance with the terms hereof, shall be applied in the following order of priority:

(i)            First, to reimburse Lender all costs and expenses, including reasonable attorneys’ fees, actually incurred in connection with collection of the said proceeds without regard to statutory presumption;

(ii)           Thereafter, the balance, if any, shall be applied to the payment of (a) the Note; (b) any or all other sums secured hereby; and (c) the remainder, if any, to the person or persons legally entitled thereto, in the order of their priority and if none, Borrower.

1.06         Care of Premises.

(a)           Borrower will keep the buildings, parking areas, roads and walkways, recreational facilities, landscaping and all other improvements of any kind now or hereafter erected on the Land or any part thereof in good condition and repair, will not commit or suffer any waste and will not do or, to the extent within its control, suffer to be done anything which would or could increase the risk of fire or other hazard to the Premises or any other part thereof or which would or could, to the extent within its control, result in the cancellation of any insurance policy carried with respect to the Premises.

(b)           Borrower will not remove, demolish or alter the structural character of any improvement located on the Land without the written consent of Lender.

(c)           If the Premises or any part thereof is damaged by fire or other cause, Borrower will give immediate written notice thereof to Lender.

(d)           Lender or its representative is hereby authorized to enter upon and inspect the Premises without interfering with operations at any time upon advance verbal notice during normal business hours.

(e)           Borrower will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Premises or any part thereof in all material respects.

(f)            If all or any part of the Premises shall be damaged by fire or other casualty, Borrower will promptly restore the Premises to the equivalent of its original condition; and if a part of the Premises shall be damaged through condemnation, Borrower will promptly restore, repair or alter the remaining portions of the Premises in a manner reasonably satisfactory to Lender.  Notwithstanding the foregoing, Borrower shall not be obligated so to restore, repair or alter unless in each instance, Lender agrees to make available to Borrower (pursuant to a procedure satisfactory to Lender) any net insurance or condemnation proceeds actually received by Lender hereunder in connection with such casualty loss or condemnation, to the extent such proceeds are required to defray the expense of such restoration, repair or alteration; provided, however, that the insufficiency of any such insurance or condemnation proceeds to defray the entire expense of restoration, repair or alteration shall in no way relieve Borrower of its obligation to restore, repair or alter.  In the event all or any portion of the Premises shall be damaged or destroyed by fire or other casualty or by condemnation, Borrower shall promptly deposit with Lender a sum equal to the amount by which the estimated cost of the restoration of the Premises (as determined by Lender in its good faith judgment) exceeds the actual net insurance or condemnation proceeds with respect to such damage or destruction.

1.07                           Leases, Contracts, Etc.

(a)           As additional collateral and further security for the Indebtedness, Borrower does hereby assign to Lender all of Borrower’s right, title, and interest, to the extent assignable, any and all tenant leases, tenant contracts, rental agreements, franchise agreements, management contracts, construction contracts, and other contracts, licenses and permits now or hereafter affecting the Premises, or any part thereof, and Borrower agrees to execute and deliver to Lender such additional instruments, in form and substance reasonably satisfactory to Lender, as may hereafter be requested by Lender further to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed as a consent by Lender to any lease, tenant contract, rental agreement, franchise agreement, management contract, construction contract, or other contract, license or permit, or to impose upon Lender any obligation with respect thereto.  Without first obtaining on each occasion the written approval of Lender, Borrower shall not cancel any such tenant lease, tenant contract, rental agreement, franchise agreement, management contract, construction contract, or other contract, license or permit, or to impose upon Lender any obligation with respect thereto.  Without first obtaining on each occasion the written approval of Lender, Borrower shall not cancel any such tenant lease, tenant contract, rental agreement, franchise agreement, management contract, construction contract or other contract, license or permit, or modify any of said instruments, or accept, or permit to be made, any prepayment of any installment of rent fees thereunder (except for security deposits and the usual prepayments for room reservations. Borrower shall faithfully keep and perform, or cause to be kept and performed, all of the covenants, conditions and agreements contained in each of said instruments, now or hereafter existing, on the part of Borrower to be kept and performed and shall at all time do all things necessary to compel performance by each other party to said instruments of all obligations, covenants and agreements by such other party to be performed thereunder.  Lender acknowledges that the Premises are to be utilized as a nursing home facility.

(b)           Borrower shall not execute any assignment of the income, rents, issues or profits, or any part thereof, from the Premises unless Lender shall first consent to such assignment and unless such assignment shall expressly provide that it is subordinate to the assignment contained in this Deed and any assignment executed pursuant hereto or concerning the Indebtedness.

(e)           Notwithstanding any other provisions of this Deed, Borrower shall not hereafter enter into any tenant lease, tenant contract, rental agreement, franchise agreement, management contract or other contract, license or permit affecting the Premises, or any part thereof, without the prior written consent of Lender and except upon the following conditions; (i) each such instrument shall contain a provision that the rights of the parties thereunder are expressly subordinate to all of the rights and title of Lender under this Deed; (ii) any such instrument shall contain a provision whereby the parties thereunder expressly recognize and agree that, notwithstanding such subordination, Lender may sell the Premises in the manner provided in Article II, and thereby, at the option of Lender, sell the same subject to such instrument, and (iii) at or prior to the time of execution of any such instrument, Borrower shall, as a condition to such execution, procure from the other party or parties thereto an agreement in favor of Lender, in form and substance reasonably satisfactory to Lender, under which such party or parties agree to be bound by the provisions of Article II, regarding the manner in which Lender may foreclosure or exercise the power of sale under this Deed.

1.08         Security Agreement.

Borrower hereby grants to Lender a security interest in all of the Property which constitutes personal property or fixtures.  In addition to its rights hereunder or otherwise, Lender shall have all of the rights of a secured party under the Uniform Commercial Code of Georgia, or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law.

With respect to the machinery, apparatus, equipment, fittings, fixtures, building supplies and materials, articles of personal property, chattels, farm products and consumer goods  referred to or described in this Deed, or in any way connected with the use and enjoyment of the Premises, this Deed is hereby made and declared to be a security agreement as a part of the Premises, in compliance with the provisions of the Uniform Commercial Code as enacted in the State of Georgia.  Upon request by Lender, at any time and from time to time, a financing statement or statements reciting this Deed to be a security agreement affecting all of such property shall be executed by Borrower and Lender and appropriately filed.  The remedies for any violation of the covenants, terms and conditions of the security agreement contained in this Deed shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Lender’s reasonable election.  Borrower and Lender agree that the filing of any such financing statement or statements in the records normally having to do with personal property shall not in any way affect the agreement of Borrower and Lender that, other than accounts, accounts receivable, general intangibles and inventory, everything used in connection with the production of income from the Premises or adapted for use therein or which is described or reflected in this Deed, is, and at all times and for all purposes and in all proceedings, both legal or equitable, shall be, regarded as part of the real estate conveyed hereby regardless of whether (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in an exhibit to this Deed, or (iii) any such item is referred to or reflected in any such financing statement or statements so filed at any time. Similarly, the mention in any such financing statement or statements of the rights in and to (i) the proceeds of any fire and/or hazard insurance policy, or (ii) any award in eminent domain proceedings for a taking or for loss of value, or (iii) Borrower’s interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Premises, whether pursuant to lease or otherwise, shall not in any way alter any of the rights of Lender as determined by this Deed or affect the priority of Lender’s security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement or statements is solely for the protection of Lender in the event any court shall at any time hold with respect to the foregoing clauses (i), (ii) or (iii) of this sentence, that notice of Lender’s priority of interest, to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.

1.09         Further Assurances; After-Acquired Property.  At any time, and from time to time, upon request by Lender, Borrower will make, execute and deliver, or cause to be made, executed and delivered, to Lender and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices or places as shall be deemed desirable by Lender, any and all such other and further deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instrument of further assurance, certificates and other documents as may, in the reasonable opinion of Lender, be necessary or desirable in order to effectuate, complete or perfect, or to continue and preserve (i) the obligation of Borrower under the Note and under this Deed and (ii) the security interest created by this Deed as a first and prior security interest upon and security title in and to all of the Premises, whether now owned or hereafter acquired by Borrower. Upon any failure by Borrower so to do, Lender may make, execute, record, file, re-record and/or refile any and all such deeds to secure debt, security agreements, financing statements, continuation statements, instruments, certificates and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints Lender the agent and attorney-in-fact of Borrower so to do.  The security title of this Deed and the security interest created hereby will automatically attach, without further act, to all after-acquired property attached to and/or used in the operation of the Premises or any part thereof.

1.10         Expenses.  Borrower will pay or reimburse Lender, upon demand therefore, for all reasonable attorney’s fees actually incurred, costs and expenses actually incurred without regard to statutory presumption, by Lender in any suit, action, legal proceeding or dispute of any kind in which Lender is made a party or appears as party plaintiff or defendant, affecting the Indebtedness, this Deed or the interest created herein, or the Premises, including, but not limited to, the exercise of the power of sale contained in this Deed, any condemnation action involving the Premises or any action to protect the security hereof, and any such amounts paid by Lender shall be added to the Indebtedness and shall be secured by this Deed.

1.11         Estoppel Affidavit.  Borrower, upon twenty (20) days’ prior written notice, shall furnish Lender a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Indebtedness, stating whether or not any offsets or defenses exist against the Indebtedness, or any portion thereof, and, if such offsets or defenses exist, stating in detail the specific acts relating to each such offset or defense.

1.12         Subrogation.  To the full extent of the Indebtedness, Lender is hereby subrogated to the liens, claims and demands, and to the rights of the owners and holders of each and every lien, claim, demand and other encumbrance on the Premises which is paid or satisfied, in whole or in part, out of the proceeds of the Indebtedness, and the respective liens, claims, demands and other encumbrances shall be, and each of them is hereby, preserved and shall pass to and be held by Lender as additional collateral and further security for the Indebtedness, to the same extent they would have been preserved and would have been passed to and held by Lender had they been duly and legally assigned, transferred, set over and delivered unto Lender by assignment, notwithstanding the fact that any instrument providing public notice of the same may be satisfied and canceled of record.

1.13         Books, Records, Accounts and Annual Reports.  Borrower shall keep and maintain or shall cause to be kept and maintained, at Borrower’s cost and expense and in accordance with generally accepted accounting principles, proper and accurate books, records and accounts reflecting all items of income and expense in connection with the operation of the Premises and in connection with any services, equipment or furnishings provided in connection with the operation of the Premises.  Lender, by Lender’s agents, accountants and attorneys, shall have the right upon prior verbal notice to Borrower from time to time to examine such books, records and accounts at the office of Borrower or such other person or entity maintaining such books, records and accounts, to make copies or extracts thereof as Lender shall desire and to discuss Borrower’s affairs, finances and accounts with Borrower and with the officers and principals of Borrower, at such reasonable times during normal business hours as may be requested by Lender. Borrower will furnish to Lender annually within one hundred twenty (120) days after the end of Borrower’s fiscal year a compiled financial statement containing a profit and loss statement and all supporting schedules covering the operation of the Property certified by an officer of Borrower and a certified public accountant acceptable to Lender to be true and accurate in all material respects, in reasonable detail, prepared in accordance with generally accepted accounting standards consistently applied, and, at any time, Lender shall have the right to reasonably request complied statements certified by Borrower’s principal financial or accounting officer, covering such financial matters as Lender may reasonably request from Borrower, to be furnished to Lender within forty-five (45) days after such request by Lender.  The compiled statements shall include, without limitation, monthly operating statements with respect to the Premises.

1.14         Limit of Validity.  If from any circumstances whatsoever, fulfillment of any provision of this Deed or the note, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Deed or under the Note that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.  The provisions of this Paragraph 1.14 shall control every other provision of this Deed and of the Note.

1.15         Use and Management of Premises.  Borrower shall at all times operate the Premises as described in Exhibit “C” attached hereto and by this reference made a part hereof.  Borrower shall not be permitted to alter or change the use of the Premises or to abandon the Premises without the prior written consent of Lender.

1.16         Conveyance of Premises.  Borrower hereby acknowledges to Lender that (i) the identity and expertise of Borrower were and continue to be material circumstances upon which Lender has relied in connection with, and which constitute valuable consideration to Lender for, the extending to Borrower of the Indebtedness evidenced by the Note and (ii) any change in such identity or expertise could materially impair or jeopardize the security for the payment of the Note granted to Lender by this Deed.  Borrower therefore covenants and agrees with Lender, as part of the consideration for the extending to Borrower of the indebtedness evidenced by the Note, that Borrower shall not encumber, pledge, convey, transfer or assign any or all of its interest in the Premises (or any interest in or all of the interest in Borrower if Borrower is a corporation, partnership or some other entity) without the prior written consent of Lender.  If Borrower does so encumber, pledge, convey, transfer or assign any or all of its interest in the Premises (or in Borrower) without the prior written consent of Lender, then Lender may, at Lender’s option, declare the Indebtedness to be immediately due and payable.

1.17         Acquisition of Collateral.  Borrower shall not acquire any portion of the personal property covered by this Deed subject to any security interest, conditional sales contract, title retention arrangement or other charge or lien taking precedence over the security title and lien of this Deed.

1.18         Junior Financing.  Borrower shall not without the prior written consent of Lender incur any additional indebtedness or create or permit to be created or to remain, any mortgage, pledge, lien, lease, encumbrance or charge on, or conditional sale or other title retention agreement, whether prior or subordinate to the liens of this Deed with respect to the Premises or any part thereof or income therefrom other than the Deed, purchase money security interests incurred in the ordinary course of business herein and the Permitted Encumbrances.  Notwithstanding the above, the Lender acknowledges a shared first lien position with a $5,000,000.00 USDA loan from Lender of even date.

1.19         Hazardous Materials.

(a)           Borrower represents, warrants and agrees that, to its knowledge, (i) neither Borrower nor, to the best knowledge of Borrower, any other person has used or installed any Hazardous Material (as hereinafter defined) on, from or affecting the Premises or received any written notice from any governmental agency, entity or other person with regard to Hazardous Materials on, from or affecting the Premises; (ii) neither Borrower nor, to the best knowledge of Borrower, any other person has violated any applicable Environmental Laws (as hereinafter defined) relating to or affecting the Premises or any other property owned by Borrower; (iii) to the best of Borrower’s knowledge, the Premises are presently in compliance with all Environmental Laws, and there are no facts or circumstances presently existing upon or under the Premises, or relating to the Premises, which may violate any applicable Environmental Laws, and there is not now pending or, to the best knowledge of the Borrower, threatened any action, suit, investigation or proceeding against

Borrower or the Premises (or against any other party relating to the Premises) seeking to enforce any right or remedy under any of the Environmental Laws; (iv) the Premises Property shall be kept free of Hazardous Materials, and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, or process Hazardous Materials to the extent within Borrower’s control; (v) Borrower shall not cause or permit the installation of Hazardous Materials in, on, over or under the Premises or a Release (as hereinafter defined) of Hazardous Materials onto or from the Premises or suffer the presence of Hazardous Materials in, on, over or under the Premises to the extent within Borrower’s control; (vi) Borrower shall comply with, and ensure compliance by all other parties with, all applicable Environmental Laws relating to or affecting the Premises to the extent within Borrower’s control, and Borrower shall keep the Premises free and clear of any liens imposed pursuant to any applicable Environmental Laws, all at Borrower’s sole cost and expense; (vii) Borrower has obtained and will at all times continue to obtain and/or maintain all licenses, permits and/or other governmental or regulatory actions necessary to comply with the Environmental Laws (the “Permits”) and Borrower is and will continue to be and at all times remain in full compliance with the terms and provisions of the Permits; (viii) there has been no Release of any Hazardous Materials on or form the Premises, whether or not such Release emanated from the land or any contiguous real estate; and (ix) Borrower shall immediately give Lender oral and written notice in the event that Borrower receives any notice from any governmental agency, entity, or any other party with regard to Hazardous Materials on, from or affecting the Premises and Borrower shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials on, from or affecting the Premises in accordance with all applicable Environmental Laws.

(b)           For purposes of this Deed:  (i) “Hazardous Material” or “Hazardous Materials” means and includes petroleum products and gas products, flammable explosives, radioactive materials, asbestos or any material containing asbestos, polychlorinated biphenyls, and/or any hazardous, toxic or dangerous waste, substance or material defined as such, or as a Hazardous Substance or any similar term, by, in or for the purposes of the Environmental Laws, including, without limitation Section 101(14) of CERCLA (as hereinafter defined); (ii) “Release” shall have the meaning given such term, or any similar term, in the Environmental Laws, including, without limitation, Section 101(22) of CERCLA; and (iii) “Environmental Law” or “Environmental Laws” shall mean any “Super Fund” or Super Lien” law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree, regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Materials as may now or at any time hereafter be in effect, including, without limitation, the following, as the same may be amended or replaced from time to time, and all regulations promulgated thereunder or in connection therewith: the Super Fund Amendments and Reauthorization Act of 1986 (“SARA”); the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”); the Clean Air Act (“CAA”); the Clean Water Act (“CWA”); the Toxic Substances Control Act (“TSCA”); the Solid Waste Disposal Act (“SWDA”), as amended by the Resource Conservation and Recovery Act (“RCRA”); the Hazardous Waste Management System; and the Occupational Safety and Health Act of 1970 (“OSHA”).  The obligations and liabilities of Borrower under this Paragraph 2.04 shall survive the exercise of power of sale under or foreclosure of this Deed, the delivery of a deed in lieu of foreclosure, the cancellation or release of record of this Deed, and/or the payment and cancellation of the Note.

ARTICLE II

2.01         The occurrence of any one or more of the following shall constitute an “Event of Default” or “Default” (either term having the same meaning):

(a)                                  Nonpayment, when due, of any principal, accrued interest, premium, fee or other charge due under the Note.

(b)                                 Default by Borrower in the due observance or performance of any term, covenant, condition or agreement on its part to be performed under this Deed to Secure Debt and Security Agreement, the Note, or under any other document contemplated by this Deed to Secure Debt and Security Agreement.

(c)                                  If Borrower shall:

(1)                                  Make a general assignment for the benefit of its creditors;

(2)                                  File a voluntary petition in bankruptcy;

(3)                                  Be adjudicated as bankrupt or insolvent;

(4)                                  File any petition or answer seeking, consenting to, or acquiescing in, reorganization, arrangement, composition, liquidation, dissolution or similar relief, under any present or future statute, law or regulation;

(5)                                  File an answer admitting or failing to deny the material allegations of the petition against it for any such relief;

(6)                                  Admit in writing its inability to pay its debts as they mature;

(7)                                  Discontinue business; or

(8)                                  Be unable to pay debts as they become due.

(d)                                 Borrower fails to have vacated or set aside within thirty (30) days of its entry any court order appointing a receiver or trustee for all or a substantial portion of the Borrower’s property.

(e)                                  Any warranty, representation or statements made or furnished to Lender by Borrower in connection with the Loan or in connection with this Agreement (including any warranty, representation or statement in the application of Borrower for the Loan or in any accompanying financial statements) or to induce Lender to make the Loan, proves to be untrue, misleading or false in any material respect.

(f)                                    Borrower suffers or permits any lien, encumbrance or security interest to attach to any of its property, except as herein otherwise expressly permitted, or if any judgment shall be entered against Borrower or any attachment shall be made against any property of Borrower, which judgment or attachment shall remain undischarged, unbonded, or undismissed for a period of ten (10) days.

(g)                                 Borrower defaults in the payment of any principal or interest on any obligation to Lender or to any other creditor.

(h)                                 Borrower shall sell, lease, or otherwise transfer or convey any of the Collateral, or any interest therein without Lender’s prior written approval, except as herein otherwise expressly permitted.

(i)                                     The Premises are subject to actual or threatened waste or any part thereof is removed, demolished or altered without the prior written consent of Lender; or

(j)                                     Borrower or any endorser or guarantor of the Note (if a corporation) is liquidated or dissolved or its charter expires or is revoked, or Borrower or such endorser or guarantor (if a partnership or business association) is dissolved or partitioned, or Borrower or such endorser or guarantor (if a trust) is terminated or expires, or Borrower or such endorser or guarantor (if an individual) dies.

(k)                                  The filing of any federal tax lien or claim of lien for labor or material is filed of record against Borrower or Premises and same not being removed by payment in full or bond within thirty (30) days from the date of recording.

2.02         Acceleration of Maturity.  If a Default shall have occurred, then the entire Indebtedness shall, at the option of Lender, immediately become due and payable without notice or demand, time being of the essence of this Deed; and no omission on the part of Lender to exercise such option when entitled to do so shall be construed as a waiver of such right.

2.03         Right to Enter and Take Possession.

(a)           If a Default shall have occurred, Borrower, upon demand of Lender, shall forthwith surrender to Lender the actual possession of the Premises and if, and to the extent, permitted by law, Lender itself, or by such officers or agents as it may appoint, may enter and take possession of all of the Premises without the appointment of a receiver, or an application therefore, and may exclude Borrower and its agents and employees wholly therefrom, and may have joint access with Borrower to the books, papers and accounts of Borrower.

(b)           If Borrower shall for any reason fail to surrender or deliver the Premises or any part thereof after such demand by Lender, Lender may obtain a judgment or decree conferring upon Lender the right to immediate possession of the Premises to Lender, and Borrower hereby specifically covenants and agrees that Borrower will not oppose, contest or otherwise hinder or delay Lender in any action or proceeding by Lender to obtain such judgment or decree.  Borrower will pay to Lender upon demand, all reasonable expenses actually incurred of obtaining such judgment or decree, including reasonable compensation to Lender, its attorneys and agents, and all such expenses and compensation shall, until paid, become part of the Indebtedness and shall be secured by this Deed.

(c)           Upon every such entering upon or taking possession, Lender may hold, store, use, operate, manage and control the Premises and conduct the business thereof, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Premises insured; (iii) manage and operate the Premises and exercise all the rights and powers of Borrower to the same extent as Borrower could in its own name or otherwise act with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Lender, all as Lender from time to time may determine to be in its best interest.  Lender may collect and receive all the income, rents, issues, profits and revenues from the Premises, including those past due as well as those accruing thereafter, and Lender may apply any monies and proceeds received by Lender, in whatever order or priority Lender in its sole discretion may determine, to the payment of (i) all expenses of taking, holding, managing and operating the Premises (including compensation for the services of all persons employed for such purposes); (ii) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (iii) the cost of such insurance; (iv) such taxes, assessments and other similar charges as Lender may at its option pay; (v) other proper charges upon the Premises or any part thereof; (vi) the reasonable compensation, expenses and disbursements of the attorneys and agents of Lender; (vii) accrued interest; (viii) deposits required in Paragraph 1.04 and other sums required to be paid under this Deed; or (ix) overdue installments of principal.  Anything in this Paragraph 2.03 to the contrary notwithstanding, Lender shall not be obligated to discharge or perform the duties of a landlord to any tenant or incur any liability as the result of any exercise by Lender of its rights under this Deed, and Lender shall be liable to account only for the rents, incomes, issues, profits and revenues actually received by Lender.

(d)           In the event that all such interest, deposits and principal installments and other sums due under any of the terms, covenants, conditions and agreements of this Deed shall be paid and all Defaults shall be cured, and as a result thereof Lender surrenders possession of the Premises to Borrower, the same right of taking possession shall continue to exist if any subsequent Default shall occur.

2.04         Performance by Lender.  If Borrower shall Default in the payment, performance or observance of any term, covenant or condition of this Deed, Lender may, at its option, pay, perform or observe the same, and all payments made or costs or expenses actually incurred by Lender in connection therewith shall be secured hereby and shall be, repaid by Borrower to Lender with interest thereon at the default rate provided in the Note.  Lender shall be the sole judge of the necessity for any such actions and of the amounts to be paid.  Lender is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower.

2.05         Receiver.  If a Default shall have occurred, Lender, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without notice and without regard to the adequacy or value of any security for the Indebtedness or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Premises and to collect and apply the incomes, rents, issues, profits and revenues thereof.  The receiver shall have all of the rights and powers permitted under the laws of the State of Georgia.  Borrower will pay to Lender upon demand all reasonable expenses, including receiver’s fees, attorney’s fees, costs and agent’s compensation actually incurred, incurred pursuant to the provisions of this Paragraph 2.05, and any such amounts paid by Lender shall be added to the Indebtedness and shall be secured by this Deed.

2.06         Enforcement.

(a)           If a Default shall have occurred, Lender, at its option, may sell the Premises or any part of the Premises at one or more public sale or sales before the door of the courthouse of the county in which the Land or any part of the Land is situated, to the highest bidder for cash, in order to pay the Indebtedness, and all expenses of sale and of all proceedings in connection therewith, including reasonable attorney’s fees actually incurred, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff’s sales are advertised in said county.  At any such public sale, Lender may execute and deliver to the purchaser a conveyance of the Premises or any part of the Premises in fee simple, with full warranties of title and to this end, Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title and equity that Borrower may have in and to the Premises and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Borrower.  The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the Indebtedness and shall not be exhausted by one exercise thereof but may be exercised until full payment of all of the Indebtedness.  In the event of any sale under this Deed by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Premises may be sold as an entirety or in separate parcels and in such manner or order as Lender in its sole discretion may elect, and if Lender so elects, Lender may sell the personal property covered by this Deed at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State of Georgia, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Premises are sold or the Indebtedness is paid in full.  If the Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Lender may at its option exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Lender may determine.

(b)           If a Default shall have occurred, Lender may, in addition to and not in abrogation of the rights covered under Subparagraph 2.06(a), either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any term, covenant, condition or agreement of this Deed or any other right and (ii) to pursue any other remedy available to it, all as Lender in its sole discretion shall elect.

2.07         Purchase by Lender.  Upon any foreclosure sale or sales of all or any portion of the Premises under the power herein granted, Lender may bid for and purchase the Premises and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price.

2.08         Application of Proceeds of Sale.  In the event of a foreclosure or sale of all or any portion of the Premises under the power herein granted, the proceeds of said sale shall be applied, in whatever order Lender in its sole discretion may decide, to the expenses of such sale and of all proceedings in connection therewith, including reasonable attorney’s fees actually incurred, to insurance premiums, liens, assessments, taxes and charges including utility charges advanced by Lender, to payment of the outstanding principal balance of the Indebtedness, or to the accrued interest on all of the foregoing; and the remainder, if any, shall be paid to Borrower, or to the person or entity lawfully entitled thereto.

2.09         Borrower as Tenant Holding Over.  In the event of any such foreclosure sale or sales under the power herein granted, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

2.10         Waiver of Appraisement, Valuation, Etc.  Borrower agrees, to the full extent permitted by law, that in case of a Default on the part of Borrower hereunder, neither Borrower nor anyone claiming through or under Borrower will set up, claim or seek to take advantage of any moratorium, reinstatement, forbearance, appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed, or the absolute sale of the Premises, or the delivery of possession thereof immediately after such sale to the purchaser at such sale, and Borrower, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets subject to the security interest of this Deed marshalled upon any foreclosure or sale under the power herein granted.

2.11         Waiver of Redemption, Notice, Marshalling, Etc.  Borrower hereby waives and releases (a) all benefit that might accrue to Borrower by virtue of any present or future law exempting the Premises, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption of extension of term for payment (b) unless specifically required herein, all notices of Borrower default or of Lender’s election to exercise, or Lender’s actual exercise, of any option or remedy under the Note, the Guaranty or the Security Documents, and (c) any right to have the Premises marshalled.

2.12         Leases.  Lender, at its option, is authorized to foreclose this Deed subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Borrower, a defense to any proceedings instituted by Lender to collect the Indebtedness.

2.13         Discontinuance of Proceedings.  In case Lender shall have proceeded to enforce any right, power or remedy under this Deed by foreclosure, entry or otherwise or in the event Lender commences advertising of the intended exercise of the sale under power provided hereunder, and such proceeding or advertisement shall have been withdrawn, discontinued or abandoned for any reason, or shall have been determined adversely to Lender, then in every such case (i) Borrower and Lender shall be restored to their former positions and rights, (ii) all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken, (iii) each and every Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall and shall be deemed to be a continuing Default and (iv) neither this Deed, nor the Note, nor the Indebtedness, nor any other instrument concerned therewith, shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and Borrower hereby expressly waives the benefit of any statute or rule of law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the above.

2.14         Remedies Cumulative.  No right, power or remedy conferred upon reserved to Lender by this Deed is intended to be exclusive of any other right, power and remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law, in equity or by statute.

2.15         Waiver.

(a)           No delay or omission by Lender or by any holder of the Note to exercise any right, power or remedy accruing upon any breach or Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such breach or Default, or acquiescence therein, and every right, power and remedy given by this Deed to Lender may be exercised from time to time and as often as may be deemed expedient by Lender.  No consent or waiver, expressed or implied, by Lender to or of any breach or Default by Borrower in the performance of the obligations of Borrower hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or Default in the performance of the same or any other obligations by Borrower hereunder.  Failure on the part of Lender to complain of any act or failure to act or to declare a Default, irrespective of how long such failure continues, shall not constitute a waiver by Lender of its rights hereunder or impair any rights, powers or remedies of Lender hereunder.

(b)           No act or omission by Lender shall release, discharge, modify, change or otherwise affect the original liability under the Note, this Deed or any other obligation of Borrower or any subsequent purchaser of the Premises or any part thereof, or any maker, co-signer, endorser, surety or guarantor, or preclude Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any Default then made or of any subsequent Default, or alter the security title, security interest or lien of this Deed except as expressly provided in an instrument or instruments executed by Lender.  Without limiting the generality of the foregoing, Lender may:

(i) grant forbearance or an extension of time for the payment of all or any portion of the Indebtedness; (ii) take other or additional security for the payment of the Indebtedness; (iii) waive or fail to exercise any right granted hereunder or in the Note; (iv) consent to the granting of any easement or other right affecting the Premises; (vii) make or consent to any agreement subordinating the security title, security interest or lien hereof; or (viii) take or omit to take any action whatsoever with respect to the Note, this Deed, the Premises or any document or instrument evidencing, securing or in any way related to the Indebtedness; all without releasing, discharging, modifying, changing or affecting any such liability, or precluding Lender from exercising any such right, power of privilege or affecting the security title, security interest or lien of this Deed.  In the event of the sale or transfer by operation of law or otherwise of all of any part of the Premises, Lender, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Premises or the Indebtedness, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing and/or discharging any liabilities, obligations or undertakings.

2.16         Suits to Protect the Premises.  Lender shall have the power to institute and maintain such suits and proceedings as it may deem expedient (i) to prevent any impairment of the Premises by any acts which may be unlawful or constitute a Default under this Deed, (ii) to preserve or protect its interest in the Premises and in the incomes, rents, issues, profits and revenues arising therefrom, and (iii) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Lender.

2.17         Proofs of Claim.  In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Borrower, its creditors or its property, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Lender allowed in such proceedings for the entire amount of the Indebtedness at the date of the institution of such proceedings and for any additional amount of the Indebtedness after such date.

2.18         Waiver of Borrower’s Rights to Judicial Hearing and Non-Statutory Notice.  BY EXECUTION OF THIS DEED AND BY INITIALING THIS PARAGRAPH 2.18, BORROWER EXPRESSLY:  (A) ACKNOWLEDGES THE RIGHT OF LENDER TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTE AND ANY OTHER INDEBTEDNESS AND THE POWER OF ATTORNEY GIVEN HEREIN TO LENDER TO SELL THE PREMISES BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY BORROWER WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED:  (B) WAIVES ANY AND ALL RIGHTS WHICH B0RROWER MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA (INCLUDING, WITHOUT LIMITATION, THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, (1) TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY LENDER OF ANY RIGHT OR REMEDY HEREIN

PROVIDED TO LENDER, EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED AND (2) CONCERNING THE APPLICATION, RIGHTS OR BENEFITS OF ANY STATUTE OF LIMITATION OR ANY MORATORIUM, REINSTATEMENT, MARSHALLING FORBEARANCE, APPRAISEMENT VALUATION, STAY EXTENSION, HOMESTEAD, EXEMPTION OR REDEMPTION LAWS:  (C) ACKNOWLEDGES THAT BORROWER HAS READ THIS DEED AND ANY AND ALL QUESTIONS OF BORROWER REGARDING THE LEGAL EFFECT OF THIS DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO BORROWER, AND BORROWER HAS CONSULTED WITH COUNSEL OF BORROWER’S CHOICE PRIOR TO EXECUTING THIS DEED AND INITIALING THIS PARAGRAPH 2.18; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF BORROWER HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY BORROWER AS PART OF A BARGAINED FOR LOAN TRANSACTION AND THAT THIS DEED IS VALID AND ENFORCEABLE BY LENDER AGAINST BORROWER IN ACCORDANCE WITH ALL THE TERMS AND CONDITIONS HEREOF.

INITIALED BY BORROWER:

/s/ ILLEGIBLE

ARTICLE III

3.01         Successors and Assigns.  This Deed shall inure to the benefit of and be binding upon Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns.  Whenever a reference is made in this Deed to “Borrower” or “Lender” such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors, successors-in-title and assigns of Borrower and Lender, as the case may be.  The provisions of this paragraph 3.01 are subject to the restrictions on transfer contained in Paragraph 1.16.

3.02         Terminology.  All personal pronouns used in this Deed whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa.  Titles of articles and paragraphs are for convenience only and neither limit nor amplify the provisions of this Deed, and all references herein to articles, paragraphs or subparagraphs shall refer to the corresponding articles, paragraphs or subparagraphs of this Deed unless specific reference is made to articles, paragraphs or subparagraphs of another document or instrument.

3.03         Severability.  If any provisions of this Deed or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Deed and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

3.04         Applicable Law.  This Deed will be governed by, construed and enforced in accordance with federal law and the laws of the State of Georgia.

3.05         Notices. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or upon being deposited in the United States mail, postage prepaid, certified with return receipt requested (the delivery date being the date of the confirmed return receipt requested), or upon being deposited with an overnight commercial delivery service requiring proof of delivery, to the other party or parties at the address of such other party or parties set forth below or at such other address within the continental United States as such other party or parties may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof.  Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt.  Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt.  Any such notice, election, demand, request or response, if given to Lender, shall be addressed as follows:

BANK OF ATLANTA

Attn:  Thomas Dorman

1970 Satellite Blvd.

Duluth, Georgia  30097

with a copy to:

HARBIN & MILLER, LLC

3085 E. Shadowlawn Avenue

Atlanta, Georgia 30305

Attn: Reid H. Harbin, Esq.

and, if given to Borrower, shall be addressed as follows:

ERIN PROPERTY HOLDINGS, LLC

3050 Peachtree Road, NW, Suite 355

Two Buckhead Plaza

Atlanta, Georgia  30305

3.06         Replacement of Note.  Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of the Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender and cancellation of the Note, Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the Note and dated as of the date of the Note and upon such execution and delivery all references in this Deed to the Note shall be deemed to refer to such replacement Note.

3.07         Assignment.  This Deed is assignable by Lender, and any assignment hereof by Lender shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Lender.

3.08         Time is of the Essence.  Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower under this Deed, the Note and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Indebtedness.

3.09         Attorney’s Fees.  Whenever the term “attorney’s fees” is used herein, said term shall be deemed to mean only reasonable attorney’s fees actually incurred, including, without limitation, reasonable out-of-pocket expenses actually incurred therewith.

3.10         Further Stipulations.  The covenants, agreements and provisions, if any, set forth in Exhibit “D” attached hereto are hereby made a part of this Deed.  In the event of any conflict between such further stipulations and any of the printed provisions of this Deed, such further stipulations shall be deemed to control.

IN WITNESS WHEREOF, Borrower has executed this Deed under seal, as of the day and year first above written.

Signed, sealed and delivered	BORROWER:
in the presence of:

/s/ ILLEGIBLE	ERIN PROPERTY HOLDINGS, LLC
Witness

/s/ Damaris Marriaga	By:	/s/ Chris Brogdon	(L.S.)
Notary Public (affix seal and		Chris Brogdon, Manager
commission expiration date)

EXHIBIT “A”

(LEGAL DESCRIPTION)

EXHIBIT “B”

(TITLE EXCEPTIONS)

1.                                       All ad valorem real property taxes for the calendar year 2011, and all years subsequent thereto, and those taxes and special assessments that become due or payable subsequent to Date of Policy, which are liens not yet due or payable.

2.                                       This policy insures the location of the boundary lines of the subject property as shown on the survey referenced below, but does not insure the engineering calculations used in computing the exact acreage contained herein.

3.                                       Right-of-Way Easement from Mrs. Hortense Wong Collier and Mrs. Virdie Rooks to Georgia Power Company, filed October 19, 1943, and recorded at Deed Book 91, page 507, Laurens County, Georgia Records, as shown and located on ALTA/ACSM Survey for Erin Nursing, LLC, prepared by LandPro Surveying and Mapping, bearing the certification of James H. Rader, G.R.L.S. No. 3033, dated January 26, 2011.

4.                                       Right-of-Way Easement from Mayme Dudley to Georgia Power Company, dated May 31, 1966, filed June 9, 1966, recorded at Deed Book 243, page 241, Laurens County, Georgia Records, as shown and located on ALTA/ACSM Survey for Erin Nursing, LLC, prepared by LandPro Surveying and Mapping, bearing the certification of James H. Rader, G.R.L.S. No. 3033, dated January 26, 2011.

5.                                       Long Branch Interceptor Sewer Easement from Laurens Convalescent Center, Inc. to the City of Dublin, dated November 5, 1992, filed November 24, 1992, and recorded at Deed Book 681, page 293, Laurens County, Georgia Records, as shown and located on ALTA/ACSM Survey for Erin Nursing, LLC, prepared by LandPro Surveying and Mapping, bearing the certification of James H. Rader, G.R.L.S. No. 3033, dated January 26, 2011.

6.                                       The following matters as shown by ALTA/ACSM Survey for Erin Nursing, LLC, prepared by LandPro Surveying and Mapping, bearing the certification of James H. Rader, G.R.L.S. No. 3033, dated January 26, 2011:

a.                                       Rights of upper and lower riparian owners in and to the waters of Long Branch Creek crossing subject property, free from diminution or pollution;

b.                                      Encroachment of driveway, appurtenant to subject property, across the easterly portion of the southerly property line;

c.                                       Overhead electric lines and poles located throughout subject property;

d.                                      Encroachment of fence, appurtenant to subject property, across the southerly property line.

7.                                       Rights of patients under patient care agreements.

8.                                       Deed to Secure Debt from Erin Property Holdings, LLC to Bank of Atlanta, dated July         , 2011, and recorded at Deed Book             , page           , Laurens County, Georgia Records, to secure a $5,000,000.00 indebtedness (shared lien position).

9.                                       Pari Passu Agreement by and between Erin Property Holdings, LLC. and Bank of Atlanta, dated July             , 2011, and recorded at Deed Book               , page               , Laurens County, Georgia Records.

EXHIBIT “C”

(USE OF PREMISES)

Borrower shall at all times operate the Premises as a nursing home facility.

EXHIBIT “D”

SBA LOAN

The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners.  If the United States is seeking to enforce this document, then under SBA regulations:

a)              When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b)             Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability. No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.